Prudential Back-To-School Conference

September 8, 2005

Agenda

1. Company Overview

2. Business Progress to Date

3. Growth Outlook

  Strategic Growth Initiatives

  Other Key Opportunities

4.    Summary

5.

Questions & Answers

Forward-Looking Statements

This presentation relates to various aspects of Revlon, Inc.’s (“Revlon”) strategic, business and financial plans.  Statements made in this presentation which are not historical are forward-looking and based on management's estimates, objectives, vision, projections, forecasts, plans, strategies, beliefs, intent, expectations, outlook, opportunities, initiatives, and destination margin, and thus are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  The data contained herein are both audited and unaudited and have been prepared from Revlon's internal and external reporting information.

Accordingly, Revlon's actual results may differ materially from such forward-looking statements for a number of reasons, including, without limitation, those set forth in the Company's filings with the SEC, including its Form 8-K filed on September 8, 2005, Annual Report on Form 10-K/A for 2004, Quarterly Reports on Form 10-Q filed in 2005 and other Current Reports on Form 8-K filed in 2005.  Access to these filings is available on the SEC's website at www.sec.gov.

Except for the Company’s ongoing obligations under the U.S. federal securities laws, Revlon undertakes no commitment to update or otherwise revise this presentation to reflect actual results of operations, changes in financial condition, changes in estimates, changes in expectations, changes in assumptions, changes in external sources of information, or other circumstances arising and/or existing since the preparation of the information contained herein or to reflect the occurrence of any future events.  Further, Revlon undertakes no commitment to update or revise any of this presentation to reflect changes in general economics or industry conditions or changes in specific industry categories in which Revlon operates.

Basis of Presentation

The data contained herein are both audited and unaudited and have been prepared from Revlon's internal and external reporting information.  Certain of the data are presented on an "ongoing" basis, unless otherwise noted, and exclude (i) the disposition of brands or businesses, (ii) restructuring, (iii) additional consolidation costs, primarily associated with the closing of the Phoenix and Canada facilities and (iv) executive severance.  In addition, certain of the data presented, where indicated, also exclude expenses related to the acceleration of aspects of the implementation of the stabilization and growth phase of Revlon's plan.  Ongoing operations is unaudited and a non-GAAP measure that Revlon believes is useful for its management and investors in understanding the financial operating performance and underlying strength of the business without the impact of such items.  Ongoing operations does not purport to represent the results of operations or our financial position that actually would have occurred had the foregoing transactions been consummated at the beginning of the periods presented.  Reflected in the Company’s Form 8-K filed with the SEC on September 8, 2005 is a reconciliation of all non- GAAP financial measures contained in this presentation, including Adjusted EBITDA, gross sales, and “ongoing” operations, to their respective, most directly comparable GAAP measures.  These reconciliations are also available on the Company’s website at www.revloninc.com in an appendix to this presentation.

Adjusted EBITDA is defined as net earnings before interest, taxes, depreciation, amortization, gains/losses on foreign currency transactions, gains/losses on the sale of assets, gains/losses on the extinguishment of debt, miscellaneous expenses and the items described above.  Adjusted EBITDA is a non-GAAP financial measure.  Revlon believes that Adjusted EBITDA is a financial metric that can assist Revlon and investors in understanding the financial operating performance and underlying strength of its business, excluding the effects of certain factors, including gains/losses on foreign currency transactions, gains/losses on the sale of assets, gains/losses on the extinguishment of debt, miscellaneous expenses and the items described above.  Adjusted EBITDA should not be considered in isolation or as a substitute for net income/(loss), its most directly comparable GAAP measure.

This presentation includes gross sales data, which are non-GAAP.  This data is presented to depict the Company’s shipments of products before giving effect to returns, allowances, discounts and certain other revenue.

All market share and consumption data are based on recently-refreshed ACNielsen database; where Source is noted as Full Year 2004 ACNielsen, data reflects ACNielsen information reported in 2004 prior to the refresh.

Powerful Brand Equities

®

The Revlon Success Journey

Value Creation Continuum

Cost
Rationalization

Consolidated
Manufacturing/
Distribution

Reduced Overhead

2000-2001

Stabilize &
Begin To Grow

2002-2003

Continue
Growth
Momentum

Balance Top-Line
Growth with Margin
Improvement

Develop and
Begin to Implement
Margin Initiatives

Significantly
Strengthen
Balance Sheet

2004

Accelerated
Growth

2005-2006E

Accelerate Growth:

Accelerate Top-Line
Momentum

Continue to Implement
Margin Initiatives

Restored Consumer
/Customer Confidence

Reversed Market
Share Declines

Generated
Top-Line Growth

S

U

S

T

A

I

N

A

B

L

E

B

U

S

I

N

E

S

S

M

O

D

E

L

Revlon’s Global Business

(1)

Includes Australia and South Africa.

(2)

See reconciliation of non-GAAP financial measures on our Form 8-K filed September 8, 2005.

Sales by Category

Sales by Geography

Europe

North

America

Latin

America

Asia

Pacific1

12%

Color

Cosmetics

Beauty

Tools

10%

Fragrances

9%

69%

7%

15%

Hair

70%

4%

Beauty Care

4%

2004 Gross Sales:  $1.6 billion(2)

Strong Position in Color Cosmetics

Revlon holds the #2 position in color cosmetics in the U.S.

Source:  Full Year 2004 ACNielsen Total U.S. All Outlets (excluding Wal-Mart and Regional MVRs).

All Other

23%

CoverGirl /

Max Factor

22%

34%

21%

L’Oreal / Maybelline

Revlon / Almay

2004 U.S. Mass Market $ Share

Highly Profitable Businesses in
Key Related Categories

Source:  Full Year 2004 ACNielsen Total U.S. All Outlets (excluding Wal-Mart and Regional MVRs).

Beauty Tools

Hair Color

$850m category

Revlon fastest growing major
manufacturer since 2003

8.0% share

$250m category

#1 Brand with 24.1% share

$450m category in mass; total
category $2.4bn including
Prestige1

Key Brands: Charlie, Ciara,
Jean Naté

$1.1bn category

6% share

Highly Profitable Businesses in
Key Related Categories

Mass includes ACNielsen Perfumes, Colognes, EDT 52 weeks ending 1/1/05; Total category includes ACNielsen plus The NPD Group
Prestige estimate of $2.4bn.

Women’s Fragrances

Anti-Perspirants & Deodorants

Source:  Full Year 2004 ACNielsen Total U.S. All Outlets (excluding Wal-Mart and Regional MVRs).

(1)

International Overview

2004 Gross Sales: $503 million(2)

International represents an excellent growth opportunity

Asia
Pacific1

30%

Europe

Latin America

Color

Cosmetics

Beauty
Tools

1%

Hair

Fragrances

Beauty Care

49%

21%

59%

12%

18%

10%

Sales by Category

Sales by Geography

(1)

Includes Australia and South Africa.

(2)

See reconciliation of non-GAAP financial measures on our Form 8-K filed September 8, 2005.

Business Progress to Date

Progress to Date: Market Share

Source:

Following steep declines, stabilized share and set stage for growth

$ Share

31.0%

28.6%

26.1%

23.1%

22.3%

22.2%

21.4%

22.2%

0%

5%

10%

15%

20%

25%

30%

35%

1998

1999

2000

2001

2002

2003

2004

1H 2005

ACNielsen Total U.S. All Outlets (excluding Wal-Mart and Regional MVRs); data from 2003 to present reflects ACNielsen refreshed database.

Progress to Date: Market Share

Market share growth driven by new products launched with new
New Product Development process

+0.2 pts

                  22.2

                  22.0

Total Color Cosmetics

+0.7 pts

                       6.5

                       5.8

Almay Brand

-0.5 pts

                  15.7

                16.1

Revlon Brand

Change

2005

2004

Color Cosmetics 1H $ Market Share

Source:  ACNielsen Total U.S. All Outlets (excluding Wal-Mart and Regional MVRs); minor rounding differences.

Revlon Age Defying Make-Up

Dramatically strengthened franchise with complete product restage

Note:

+1.1 pts

+1.2 pts

-0.4 pts

+0.2 pts

$ Share

+34%

+28%

-5%

-1%

Retail $
Consumption

Q2 ‘05

Q1 ’05

2004

2003

Change vs. PY

All share and consumption data are based on ACNielsen All Outlets (excluding Wal-Mart and Regional MVRs) and include
Company estimates for 2003 vs 2002 comparison.

Revlon Super Lustrous Lipstick

Reversed long-term declining trend behind product restage, with momentum continuing to build

All share and consumption data are based on ACNielsen All Outlets (excluding Wal-Mart and Regional MVRs) and include Company  estimates for
2003 vs 2002 comparison.

+0.8 pts

+0.5 pts

+0.1 pts

-0.9 pts

$ Share

+11%

+4%

-4%

-19%

Retail $
Consumption

Q2 ‘05

Q1 ’05

2004

2003

Change vs. PY

Note:

Revlon Core Nail Enamel

Reversed long-term declining trends on flagship franchise with
2005 restage efforts beginning in Q2

Transition period between
old and restaged product

All share and consumption data are based on ACNielsen All Outlets (excluding Wal-Mart and Regional MVRs) and include Company estimates for
2003 vs 2002 comparison.

+0.8 pts

-0.7 pts

-0.1 pts

+0.7 pts

$ Share

+2%

-8%

-2%

-3%

Retail $
Consumption

Q2 ‘05

Q1 ’05

2004

2003

Change vs. PY

Note:

New Revlon Brand Eye Products

Revlon Eye consumption up
11% YTD, and up 13% in July

Revlon Eye share up 0.3 pts.
YTD, and up 0.4 pts. in July

Momentum building behind
new, impactful Fabulash
advertising

First-half results strong, with momentum building

Note:  All share and consumption data are based on ACNielsen All Outlets (excluding Wal-Mart and Regional MVRs); YTD thru 7/30/05.

Fabulash Mascara

ColorStay 12 Hour
Eye Shadow

Fabulash Print Ad

Almay Intense i-Color

Almay Eye consumption up 39%
YTD, and up 49% in Q2

Almay Eye share up 2.0 pts. YTD,
and 2.5 pts. in Q2

Total Eye category up 8% YTD and
up 10% in Q2

Runaway success driving category growth and validating
Almay strategy for 2006 and beyond

Note:  All share and consumption data are based on ACNielsen All Outlets (excluding Wal-Mart and Regional MVRs); YTD thru 7/30/05.

Revlon Hair Color

Fastest growing hair color company since 2003 among major
mass players, driven by strong ColorSilk consumer proposition

Note:

+0.6 pts

+0.9 pts

+0.7 pts

+0.3 pts

$ Share

+10%

+11%

+3%

-1%

Retail $
Consumption

Q2 ‘05

Q1 ’05

2004

2003

Change vs. PY

All share and consumption data are based on ACNielsen All Outlets (excluding Wal-Mart and Regional MVRs) and include Company estimates for 2003 vs 2002 comparison.

Revlon Beauty Tools

Introduced new products in 2004 and 2005, gaining additional pegs at retail and driving share growth

Note:

+1.0 pts

+0.2 pts

+1.9 pts

-1.6 pts

$ Share

+6%

+5%

+11%

-10%

Retail $
Consumption

Q2 ‘05

Q1 ’05

2004

2003

Change vs. PY

All share and consumption data are based on ACNielsen All Outlets (excluding Wal-Mart and Regional MVRs) and include Company estimates for 2003 vs 2002 comparison.

Mitchum Anti-Perspirants & Deodorants

Reversed declining consumption trend with investment behind
targeted advertising and creative promotional events

Note:

+0.1 pts

-0.2 pts

-0.1 pts

+0.1 pts

$ Share

+4%

-2%

-3%

-4%

Retail $
Consumption

Q2 ‘05

Q1 ’05

2004

2003

Change vs. PY

Advertising

Started in April

All share and consumption data are based on ACNielsen All Outlets (excluding Wal-Mart and Regional MVRs) and include Company estimates for 2003 vs 2002 comparison.

Mitchum Man Print Ads

Progress to Date: International

Significant progress achieved to strengthen internal capabilities to drive performance improvement

Installed stronger management in key positions and implemented more disciplined management processes

Controlled costs; improved working capital management; and benefited from FX

Increased marketing behind NY-driven Revlon brand plans in key markets

Optimized fixed cost structure, focused on Europe and Latin America

Note:

Key Performance Drivers

-3%

+123%

NM

Operating Income

+7%

+8%

+12%

Net Sales

1H 2005

2004

2003

% Change vs. PY

All data presented on an ongoing basis and adjusted for Growth Plan charges; see reconciliation of non-GAAP financial measures on our Form 8-K filed September 8, 2005.

Progress to Date: Financial Results

Strengthened financial performance, with momentum expected to build in 2H 2005 and beyond

All data presented on an ongoing basis and adjusted for Growth Plan charges; see reconciliation of non-GAAP financial measures on our Form 8-K filed September 8, 2005.

1H 2005

2004

2003

2002

     ($m)

$(1)

NM

NM

$96

+61%

7.4%

$59

+321%

4.6%

$14

1.2%

Operating Income

          Change Vs PY

$47

-30%

7.6%

$199

+27%

15.3%

$157

+30%

12.0%

$121

10.1%

Adjusted EBITDA

          Change Vs PY

$619

-1%

$1,297

0%

$1,304

+9%

$1,195

Net Sales

          Change Vs PY

Note:

% of Net Sales

% of Net Sales

Progress to Date: Capital Structure

$804m of debt converted into
common equity

M&F converted $461m

Fidelity converted $196m

Other Bondholders
converted $147m

M&F converted $55m of
Preferred Stock into common
equity

Revlon entered into new $960m
credit facility

Replaced existing facility

Redeemed 12% Notes

Refinancing reduced interest
expense and extended debt
maturities

Revlon issued $310m of
9½% Notes due 2011

Redeemed 8 1/8% Notes due
‘06

Redeemed 9% Notes due ‘06

Repaid $100m of term loan

Revlon issued $80m of 9½%
Notes to help fund strategic
initiatives

Revlon to issue $185m of
equity by 3/06 and use
proceeds from $110m of
issuance to reduce debt

Over $1 Billion of Equity Invested / Committed

Significant operating flexibility created through debt-for-equity exchange offers and subsequent debt refinancings

2006

2005

2004

Growth Outlook

Strategic Growth Initiatives

Compound Annual

Growth Rate

(since 2000)

Other                             -5.0%

Direct                           +3.9%

Specialty

(Prestige)                  +5.6%

Dept Store

(Prestige)                  +3.6%

Food                                 -4.3%

Drug                                 +0.1%

MVR                                 +4.5%

+2.9%

Total

Prestige

4.0%

Total

Mass

1.7%

Source:  Euromonitor

Total Color Cosmetics Retail Consumption ($ Billions):  All Outlets

U.S. Mass Channel Growth Below Average

$8.1

$8.1

$7.9

$7.6

$7.2

$0.0

$1.0

$2.0

$3.0

$4.0

$5.0

$6.0

$7.0

$8.0

$9.0

2000

2001

2002

2003

2004

$3.6

$3.5

$3.8

$3.8

$3.8

2000

2001

2002

2003

2004

Source:  Full Year 2004 ACNielsen Total U.S. All Outlets (including Wal-Mart in 2000) plus Wal-Mart Homescan Data for 2001-2004, 1H 2005 comparison reflects ACNielsen Total U.S. All Outlets refreshed database plus Wal-Mart Homescan.

($ Billions)

U.S. Mass Color Cosmetics Category Flat Since 2002

First Half 2005 Category Up 2.4%

$2.4

$2.5

$2.6

$2.8

2001

2002

2003

2004

Source:  The NPD Group

$ % Chg:   +4.2%                      +4.0%                       +7.0%

CAGR (2001 – 2004):  5.1%

Color Cosmetics Trend ($ Billions):  Total US Department Stores

Department Store Momentum Surged in 2004

Revlon Strategic Response

Simplicity

Health and Wellness

Enhanced Shopping Experience

Aging Demographic

Centered on Four Key Trends:

Revlon Strategic Growth Initiatives

Growth Outlook

The Almay Initiative

The Almay Initiative

Vision:

Drive Healthy Beauty at Mass

Healthy Beauty is Under-Developed in Mass

Source:  2004 ACNielsen Total U.S. All Outlets and The NPD Group

Healthy Brands:

Almay

Neutrogena

Physicians Formula

Healing Beauty

Healthy Brands:

Clinique

Clarins

Origins

Shiseido

Prescriptives

Mass

Department Stores

Healthy

12%

Fashion

88%

Healthy

31%

Fashion

69%

$0

$200

$400

$600

$800

$1,000

$1,200

$1,400

The Healthy Beauty Opportunity

Cosmetics

Opportunity =

$800m

U.S. Retail

$ Consumption

Healthy Beauty In
Mass @ 12% Share

Healthy Beauty In
Mass @ 31% Share

Potential Size of Healthy Beauty Cosmetics in Mass

Source:  Internal Company estimates

Healthy Beauty in Department Stores

All-inclusive beauty section

Shoppability; easier for busy women

Customized for her through sales assistance

Better beauty “experience”

It’s more fun, more interactive

Almay Will Leverage This Insight Into A Simple And
Rewarding Beauty Experience In Mass

A Simple and Rewarding Experience

The Almay Initiative

Intense i-Color customized for her…

The Almay Initiative

…and brought to life in-store

Almay initiative to create a new in-store experience
focused on simplicity, healthy beauty and personalization

Growth Outlook

The 50+ Opportunity

The 50+ Group is Large and Growing

Every 7 seconds,
someone turns 50 years old!

The 50+ Group is Large and Affluent

86 MM people will be 50+ in 2005

39 MM Men

47 MM Women

42

50+ consumers are the most affluent of any

age segment

50+ consumers spend heavily on health needs as

they age

50+ consumers spend heavily on personal

and beauty care in order to look good

Opportunity to grow color cosmetics by bringing her back into lapsed categories

Eye shadow,
Eye liner,
Lip liner and
Face powder
drop off

She increases
usage of
Lipstick,
Foundation,
Blush, and

Nail polish

Increasing her usage of cosmetics overall…

…but using fewer categories

She’s Using Color Cosmetics More Often but Dropping
Out of Categories as They Stop Working for Her

“I’m constantly
fighting to not look
older or to not even
look my age.”

AGE DEFIERS

Anti-aging cosmetics

“I don’t want to look
twenty years younger.
I just want to look as
good as I can for my
age.”

AGE OPTIMIZERS

Enhancing cosmetics

“I want to do
something now
to prevent the
signs of aging.”

Preventative cosmetics

AGE PREVENTERS

Some Women Want to Fight It and Some Want to Accept It

Attitude

Segment

Desired
Cosmetics

Divergent Attitudes to Aging

The 50+ Opportunity

Vision:

Meet the Beauty Needs of

Women Aged 50+ with a Full Line of

Cosmetics Designed Just for Her

Growth Outlook

Other Key Opportunities

Other Key Opportunities

Leverage momentum in core business to capitalize on close-in opportunities

Continue to re-energize key Revlon Color Cosmetics

franchises

Drive innovation and excitement with new product

development capability

Capitalize on Revlon Hair Color opportunity

Drive Beauty Tools growth with targeted new products

and merchandising

Build on Mitchum anti-perspirants/deodorants momentum

Continue to leverage strength in International to drive global strategy

International Opportunity

Strategic Highlights

Body Sprays in South Africa

Ultima II in Hong Kong                                                         B

Leverage strengthened organizational capabilities across
global portfolio

Focus on countries where we have or can build a winning
competitive position

Leverage progress and enhanced marketing sophistication of U.S.
business across International markets

Support key local brands to drive growth

Body Sprays in South Africa                                 Gatineau in France

Ultima II in Hong Kong                                                           Bozzano in Brazil

Other Key Opportunities

Operating margin improvement opportunity to significantly expand profitability beyond 2006

Operating Income As % of Gross Sales

D

E

S

T

I

N

A

T

I

O

N

2003

2004

2005

2006

2007

2008

4%

6%

~12–14%

Overall Outlook

Strategic growth initiatives expected to accelerate
growth beginning in late 2005

Other key initiatives expected to contribute to growth
in 2006 and beyond

Solid

Not Meaningful

Adjusted EBITDA

Strong

~$50m

Net Sales

Overall
2006 Growth
Outlook

Estimated
Incremental Impact
of Initiatives

Summary

Marketplace and Value Creation
Actions are Building

Stabilized
Business

Addressed
Capital
Structure

More  Innovation
to Come

Launched
New Product
Development
Capability

Launched
Productivity
Program

Destination

Operating

Margin

V

A

L

U

E

C

R

E

A

T

I

O

N

Revlon Organization

Consumer Insights

Retail Partnerships

2002 — 2004

2005

2006 — 2008

Restaged

Age
Defying

Super
Lustrous

Core Nail

Tested

Almay
Strategy
via Intense

i-Color

Launching
Strategic

Growth
Initiatives

Appendix

Appendix:  Forward-Looking Statements

Statements made in this presentation which are not historical facts, including statements about the Company's estimates, objectives, visions, projections, forecasts, plans, targets, strategies, opportunities, beliefs, intents, destinations, outlooks, initiatives and expectations, are forward-looking and subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date they are made, and, except for the Company's ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Such forward-looking statements include, without limitation, the Company's expectations, plans and/or beliefs concerning:

(i)

(ii)

(iii)

(iv)

(v)

Actual results may differ materially from such forward-looking statements for a number of reasons, including those set forth in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K/A for the year ended December 31, 2004, and the Company's Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that it files with the SEC during 2005 (which may be viewed on the SEC's website at http://www.sec.gov or on the Company's website at http://www.revloninc.com), including, without limitation, the Form 8-K filed with the SEC on September 8, 2005, as well as:

(i)

(ii)

(iii)

(iv)

its growth outlook, growth opportunities and momentum for growth, including the Company's belief that it has a sustainable business model and is positioned for accelerated growth and top-line momentum, that its International business represents an excellent growth opportunity, its plans for growth from launching its two strategic growth initiatives, its beliefs about the growth momentum behind various of its brands and product lines, its plans to accelerate growth from other key opportunities, such as leveraging momentum in its core business to capitalize on close-in opportunities (such as continuing to re-energize key Revlon color cosmetics franchises, driving innovation and excitement with new product development capabilities, capitalizing on Revlon hair color opportunities, driving Beauty Tools growth with targeted new products and merchandising and building on momentum in the Company's Mitchum anti-perspirants and deodorants business), plans to take advantage of International growth opportunities (including, without limitation, leveraging strengthened organizational capabilities against the Company's global portfolio, focusing on countries where the Company has or can build a winning competitive position, leveraging progress and enhanced marketing sophistication of the Company's U.S. business across its International markets and supporting key local brands to drive growth) and its plans to restore Revlon brand growth and generate growth from more innovations, as well as the Company's expectations regarding the timing of such growth opportunities;

its continuing to execute against its previously-disclosed operating margin objective to significantly expand profitability beyond 2006, create value and achieve its destination operating margin, as well as the Company's expectations regarding the timing of achieving such objective;

the incremental impact from the two strategic growth initiatives on the Company's net sales and Adjusted EBITDA;

its use of proceeds from the issuance of $80 million aggregate principal amount of its 9½% Senior Notes due 2011 to help fund the strategic growth initiatives; and

its issuance of $185 million of equity by March 31, 2006 and its plans with respect to the use of proceeds.

difficulties, delays or higher than expected costs to achieve the Company's anticipated growth objectives, including the expected incremental impact on net sales and Adjusted EBITDA, such as due to less than anticipated net sales, higher than anticipated returns, higher than expected expenses, less than anticipated retail customer or consumer acceptance of the strategic growth  initiatives, decreased sales of the Company's existing products as a result of the sale of products associated with these initiatives and/or competitive activities or unanticipated circumstances that could impact our ability to take advantage of growth opportunities in our International business;

difficulties, delays or unanticipated costs in the Company's efforts to execute against its previously-disclosed operating margin objective, such as due to increased costs of raw materials, components, labor or other items or other difficulties or delays in implementing initiatives intended to improve its operating margin;

the unavailability of proceeds from the Company's issuance of $80 million aggregate principal amount of its 9½% Senior Notes due 2011 to help fund the strategic growth initiatives, such as due to increased costs in other areas of the Company's business; and

difficulties, delays or increased costs associated with, or the Company's inability to consummate, in whole or in part, the issuance of $185 million of equity by March 31, 2006.

2

Appendix: Reconciliation Schedules

REVLON, INC. AND SUBSIDIARIES

UNAUDITED ADJUSTED EBITDA, NET SALES AND OPERATING INCOME RECONCILIATION

(dollars in millions)

2005

2004

2004

2003

2002

$

(83)

$

(97)

$

(143)

$

(154)

$

(287)

58

72

126

170

156

3

5

8

9

8

1

2

(5)

(5)

1

-

-

-

-

1

9

33

91

-

-

2

3

2

1

1

7

2

9

1

5

48

50

104

101

109

46

68

193

122

(6)

2

(1)

6

6

14

-

-

-

-

10

-

-

-

29

103

$

47

$

68

$

199

$

157

$

121

$

619

625

1,297

1,299

1,119

5

76

$

619

$

625

$

1,297

$

1,304

$

1,195

$

(2)

18

89

21

(115)

2

(1)

6

6

14

0

2

1

10

-

31

104

$

(1)

$

18

$

96

$

59

$

14

Year Ended

December 31,

June 30,

YTD

Adjusted EBITDA Reconciliation

Net Sales Reconciliation

Operating Income Reconciliation

Growth plan charges

Adjusted EBITDA - Ongoing

Net sales - As Reported

Restructuring costs

Consolidation costs

Restructuring costs

Adjusted EBITDA

Consolidation costs

Growth plan charges

Operating income (loss) - Ongoing

Consolidation costs

Growth plan charges

Net sales - Ongoing

Operating income (loss) - As Reported

Restructuring costs

Depreciation and amortization

Provision for income taxes

Amortization of debt issuance costs

Interest expense, net

Net income (loss)

Miscellaneous, net

Loss on early extinguishment of debt

Loss on sale of brand and facilities, net

Foreign currency gains, net

3

Appendix: Reconciliation Schedules

REVLON, INC. AND SUBSIDIARIES

UNAUDITED GROSS SALES RECONCILIATION

(dollars in millions)

North

Consolidated

America

International

Revlon, Inc.

Gross sales

$

1,127

$

503

$

1,630

Returns, allowances, discounts & other revenue

(272)

(61)

(333)

Net sales

$

856

$

442

$

1,297

Year Ended December 31, 2004:

4

Appendix: Reconciliation Schedules

5

REVLON, INC. AND SUBSIDIARIES

UNAUDITED SELECTED FINANCIAL DATA

(dollars in millions)

Progress To Date: International

2002

2003

2004

% Change

2003 vs 2002

% Change

2004 vs 2003

2004

2005

%

Change

Net sales - As Reported

359

$

409

$

442

$

14%

8%

212

$

227

$

7%

Growth Plan

6

1

-83%

-100%

-

-

-

Net sales - Ongoing

365

$

410

$

442

$

12%

8%

212

$

227

$

7%

First Half

Year Ended December 31,